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                       NEW ENGLAND LIFE INSURANCE COMPANY

                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                 (617) 578-2000

                           ZENITH FLEXIBLE LIFE 2002

                                   SUPPLEMENT
                            DATED NOVEMBER 18, 2002
                                       TO
                         PROSPECTUS DATED MAY 8, 2002,
                          AS REVISED ON JUNE 28, 2002

This supplement makes the following changes to the provisions of the prospectus.

1. The definition of POLICY DATE in the GLOSSARY is modified to read as follows:

     POLICY DATE.   If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the later of the date Part II of the application (if any) was signed and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which the Policy is delivered to you (or, in New Jersey, the date on which we receive your initial premium).

2. The following paragraph, which appears under the heading AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY is modified to read as follows:

     PREMIUM ON DELIVERY.   If you pay the initial premium on delivery of the
Policy, unless you request otherwise, the Policy Date is generally the date on which the Policy is delivered to you. The Investment Start Date is the date on which your initial premium payment is received at a NELICO agency or at our Administrative Office, whichever is earlier. Monthly Deductions and insurance coverage both begin on the Policy Date. In New Jersey, both the Policy Date and the Investment Start Date are generally the date on which your initial premium payment is received at a NELICO agency or at our Administrative Office, whichever is earlier.

VL-186-02